AMENDMENT
TO THE

WARRANT TO PURCHASE COMMON STOCK
OF
THEATER XTREME ENTERTAINMENT GROUP, INC.

Reference is made to that certain Warrant to Purchase Common Stock to Theater Xtreme Entertainment Group, Inc. issued as follows:

Issuer:	Theater Xtreme Entertainment Group, Inc. (the “Company”
Issued to:	________________
Warrant Shares:	________________
Exercise Price:	$1.00 per share
Issue date:	________________, (collectively, the “Warrant”)

Whereas, the Company is in the process of raising additional capital, and

Whereas, the Company desires that certain of its warrants be amended to facilitate this capital raise, and,

Whereas, the Warrant Holder agrees to amend said Warrant,

The Company and Warrant Holder agree that the Warrant be and hereby is amended as follows:

That effective November 21, 2007, paragraph items (g)(2) through (g)(14) be and hereby are deleted in their entirety.

Agreed and Accepted:
Theater Xtreme Entertainment Group, Inc.

Warrant Holder	by:	James J. Vincenzo
CFO
Date: _________________	Date: ________________